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                                                                      EXHIBIT 10
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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our report dated February 10, 1999, as to the WM Strategic Asset Manager Divisions of American General Life Insurance Company Separate Account D, and February 16, 1999, as to American General Life Insurance Company, in Post-Effective Amendment No. 2 to the Registration Statement (Form N-4 No. 333-25549 and 811-2441) of American General Life Insurance Company Separate Account D.





                                       /s/ ERNST & YOUNG LLP
                                       ---------------------
                                       ERNST & YOUNG LLP



Houston, Texas
April 21, 1999

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